ADA Environmental Solutions Pritchard Capital Partners Energize 2008 Conference January 8, 2008 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

This presentation, including the materials that follow, contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. These statements are based on current expectations, estimates, forecasts, and projections about the businesses in which we operate and the beliefs and assumptions of our management.Actualresults may vary materially from suchexpectations. These statements are prefaced by words or phrases such as “believe,” "will," "hope," "expect," “anticipate,” "intend," "plan," “potential”
and “propose,” the negative expressions of such words, or words of similar meaning.  Such forward-
looking statements include, but are not limited to, statements or expectations regarding future revenues or other financial measures, anticipated projects and new contracts, our plans to build a new activated carbon (AC) production facility, to secure interim supplies of AC to supply customer needs pending the completion of this new facility, to qualify our “clean coal” technology for Section 45 tax credits, and to develop
CO2
capture technology, anticipated growth in the markets we serve and hope to serve in the future, and related matters, including our position in those markets. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changing economic conditions, market demand for our products and services, changes in technology, failure to satisfy performance guarantees, availability of federal funding, availability of private financing which will be needed to implement our expansion plans, changes in laws or regulations, results of demonstrations of our own and other’s licensed technologies, operational difficulties, availability of skilled personnel, availability of raw materials and appropriate facilities at reasonable costs, and other factors, which we discuss in greater detail in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements made in this presentation, and to consult filings we make with the U.S. Securities and Exchange Commission for additional information concerning risks and uncertainties that may apply to our business and the ownership of our securities.
The forward-looking statements contained in this presentation are made and based on information as of the date of this presentation. We assume no obligation to update any of these statements based on information after the date of this presentation, unless we are required by law to do so.

Who is ADA-ES?
ADA Environmental Solutions develops environmental technology and specialty chemicals for the coal-fired power plant market
Recognized emission control industry experts
Senior staff collectively has over 200 years experience developing emission control technology
Demonstrated track record of developing and then commercializing technologies
ADA is poised to benefit from the political and cultural momentum behind clean energy
Baltimore, MD
Allentown, PA
Birmingham, AL
Marshall, TX
ADA-ES office
Littleton, CO
Napa, CA
(Headquarters)

Investment Highlights
ADA Targets Three Significant Actionable Growth Opportunities:
ADA is the current market leader for activated carbon
injection (“ACI”) equipment and engineering services
Well positioned for large addressable AC market driven by
current state mercury laws and a potential stricter federal
rule
ADA is in advanced stages of development of the largest,
most efficient AC manufacturing facility in the US
ACI is deemed best available control technology for the
removal of mercury from flue gas streams
Mercury
Control
Refined
Coal
Marketing refined coal (IRC Section 45) product for older plants
Technology meets technical criteria for federal tax credits of approximately $6 million per plant per year
CO
2
Control
Developing control technology for greenhouse gas CO
2

New Emission Control Markets Generate Three Sequential
Revenue Opportunities for ADA
1. R&D/Engineering Services
DOE and industry sponsorship
2. Low-cost capital equipment
Typical emission control equipment for NO
x
and So
x
control: $25
- $100mm
ADA equipment for mercury control: ~ $1mm
3. Continuous revenue streams from AC and Refined Coal
$100mm to $1B total annual markets
A Razor and Razor Blades Business Model
ADA-ES Business Model: Develop and
Commercialize Control Technology

The Business Plan in Action
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other Engineering Consulting Equipment Chemicals
Actual and Estimated Revenue by Product Segments
(1)
(1)  See Assumptions on Slide 36
Step One:
ADA demonstrated ACI with $80 Million from DOE and
leading utilities
Step Two:
After proving technology, ADA became a leader in the sale of
ACI equipment
Step Three:
ADA is using knowledge and contacts obtained from steps
one and two to enter into the production of AC
ADA is poised for a step function growth in mercury control

Financial Highlights
Cash flow positive &
profitable on an annual
basis since 2003 spin-off
5.8 million diluted shares
outstanding
50%+ held by institutions
~15% held by insiders
and employees
Balance sheet highlights (at
9/30/07):
Cash and investments of
$19.2 million
Working capital of $16.0
million
No long-term debt
Shareholders’ equity of
$28.3 million
Market cap $46 million
(1/3/08)

-8- GROWTH AREA #1 Mercury Control

The Mercury Control Opportunity
Mercury (Hg) is a neurotoxin emitted by coal-fired boilers
Strong political momentum to control Hg given harmful health consequences and elevated levels throughout the US
EPA passed the Clean Air Mercury Rule (CAMR) in 2005
13 states have since passed more stringent rules; another
13 are considering such a move
Why
Mercury
Control?
Activated
Carbon
Injection
ACI is considered BACT for Hg control
A low cost solution for generators (<1% increase in electricity)
Currently over 70 ACI systems have been installed or are
under construction nationwide
ACI is most effective on Powder River Basin coals

The Mercury Control Opportunity Cont’d
AC is the sorbent used in ACI systems to capture the Hg
AC is currently used primarily for water filtration
Strict state rules will double the US market for AC by 2010
Utilities have begun to enter into long-term contracts for AC supply
ADA was the first to identify the AC production shortfall
Activated
Carbon
The
Opportunity
ADA is developing a 125-175 million pound per year (mpy) AC
manufacturing facility to meet increased demand
This plant will be supported by existing state requirements
A tougher federal law would support construction of additional production lines (ADA is permitting 6)
The market opportunity is large even if no new coal generation is built
ADA is poised for step function growth in mercury control

ADA-ES ACI Equipment
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Technology is low cost and simple to implement on new and existing coal boilers

ACI – A Proven Technology
Tested ACI using western coal
Tested ACI using eastern coal
ACI has been tested on coal plants burning a variety of fuels
ADA-ES’s vast testing data will enable us to guarantee Hg removal levels

-13- Activated Carbon Injection (ACI) Equipment for Mercury Control

PROPRIETARY
AND
CONFIDENTIAL
ADA-ES

PROPRIETARY
AND
CONFIDENTIAL
ADA-ES

-14- In 2007 ADA More than Doubled Its ACI Systems Engineering Team Improved Designs Have Reduced Costs by 20%

ACI Equipment Sales:  Status
Approximately 70 contracts for ACI systems have been awarded by power companies for mercury control to date
ADA maintains a ~40% market share
The rest are split between 7-8 other companies
Expect to bid on 50-100 systems in 2008-2009
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research Cottrell, and
Hitachi, among others

AC Market Drivers: Regulations for Hg Control
Existing Rules Create $200-400 Million AC Market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

Prospects for New Federal Legislation
Expected to Create $1 Billion AC Market
EPA sued by multiple states and environmental groups re:
CAMR
DC District Court hit EPA hard in oral arguments this past
December for delisting mercury as a hazardous air pollutant
Expected to rule before Spring
Bills requiring 90% mercury control for all power plants
recently introduced in both the Senate and the House
Bipartisan support

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
1,500
2,000
Activated
Carbon
(millions of
lbs / yr)
Current H20
AC Market
Developing
Market for Hg
Control
Total AC
Market
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on anticipated
Federal regulation

Activated Carbon (AC):  Current and
Near-Term Supply Capacity
Current AC market in US: approx. 450 million pounds per year
Primarily used for drinking water treatment
90% provided by Calgon, Norit and Mead Westvaco
400 million additional pounds per year will be needed by 2010 for initial mercury control market
Potential 1 Billion pounds per year by 2012-2015
New AC production plants are necessary for new mercury control market
Can take 4 to 6 years to develop
ADA is implementing plans to build new production plants to meet expected AC demand by customers
Plan to have one plant operational by Q1 2010

ADA-ES New Activated Carbon Production
Largest AC plant(s) in North America
Capital and financing cost: $300mm per production line
Annual production approx. 125 to 175 Million pounds of AC per line
IRR expected to be greater than 25%
4-6 year process:
Test products
Secure lignite feedstock
Design plant
Select site
Permits filed and pending
Equipment procurement
Permits issued/Construction
Permitting multiple sites:
goal of AC production by Q1 2010
ADA’s current
stage

Permitting AC Plants at Three Lignite
Mine-Mouth Sites (Two Lines per Site)
1. Adjacent to Red River Mine in NW Louisiana
2. Adjacent to Falkirk Mine near Bismarck, ND
3. Alternate ND site to be announced

Project Team for Greenfield AC Plant
MANAGEMENT, SITING, ENGINEERING, PROCUREMENT
& CONSTRUCTION
BE&K:  EPC
RW Beck:  Independent Engineer
Harris Group:  Owners Engineer
Emission Strategies Inc.: Project management
Ramco Generating Two: Siting & project development support
Highline Consultants, LLC: Engineering and environmental
management
East Mountain Consultants, Inc.: Project Controls
Andover Technology Partners: Market and alternatives analysis
OPERATIONS & ENVIRONMENTAL
Zephyr Environmental Corporation: Permitting
Resource Catalysts: Environmental
AOR, Inc.: Brand Development
Steve Young (ADA-ES): Process development & Ops
Ken Baldrey (ADA-ES): AC production R&D
Hazen Laboratories: Pilot & product testing
TBD: Plant operations contractor
FINANCE & LEGAL
4M Corporation: Finance & market analysis manager
Strategic Initiatives: Corporate finance advisor
Investment Bank: Credit Suisse
TBD: Equity Manager / co-manager
TBD: Strategic equity partner
Schuchat, Herzog and Brenman: Corporate counsel
Fox Rothschild: Lead counsel & legal team management
Ayres Law Group: Environmental group outreach &
legislation
Hogan & Hartson: Contracts & environmental attorneys
John Adams Associates: Public relations
The Equity Group: Investor relations
Blanchard, Walker, O’Quin & Roberts: LA counsel
Kean Miller: LA environmental & transmission attorneys
Kelsch Kelsch Ruff & Kranda: ND counsel
SALES & MARKETING
Jon Barr (ADA-ES)
Rich Miller (ADA-ES)

Anticipated Greenfield Funding
60% debt project financing
Long-term off-take contracts expected to provide backing
40% equity including:
ADA-ES balance sheet and equity issuance
• Shareholder approved 3 Million shares expected to be
brought to market prior to financial close in 2008
January 2008 – Indicative Bid Letters from well-
capitalized financial and strategic firms for 50% of AC
Project Development Company.  Partner will provide
additional expertise / capabilities:
• Plant operations
• EPC oversight
• Transportation
• Sales and marketing
• Contracting
• Financial assurance capacity

Estimated
Greenfield AC Plant
Economics (1)
Based on Annual
revenue ~ $100 million
-TAC 68%
-PAC 29%
-Power 3%
(1)  Based on an Average of 1
st
10 years of Operation
Additional Assumptions on Slide 36
EBITDA 70%
Consumables
Interest
Depreciation
Taxes
Net Income
12%
Labor-GA-Maint.  11%
16%
28%
14%
19%

Upcoming Milestones for Greenfield Plant
Milestone Date Status
(1/3/08)
File for air permit in LA August 2007 Filed
Banking & Financial Advisor August 2007 Credit Suisse
File for air permit ND1 September 2007 Filed
EPC Contractor selected October 2007 BE&K
Independent Engineer Retained December 2007 RW Beck
File for air permit ND2 October 2007 Negotiation
Major equipment ordered January 2008 In Procurement
Construction permits granted March 2008 Draft LA Permit
Out Take Contracts February 2008 Marketing
Strategic Partner February 2008 In Negotiation
Financial close May 2008
Unit 1 operational Q1 2010

ADA’s Interim Supply Plans
Goal is to have sourcing in place to supply AC to utilities in second half 2008 and through 2009
Initial goal of 10-15 Million lb/yr by end of 2008
Increase supply up to 30-50 Million lb/yr for 2009
Sourcing of AC
Critical for interim period
Beneficial addition to longer-term supply shortages
Foreign and domestic supply
Storage and Chemical Treatment
Estimated capital costs for facility <$5m
Project led by industry veterans
John Rectenwald – 27 years AC experience at Norit Americas in operations and manufacturing
Steve Young – 35 years AC experience at Norit Americas in engineering and production

-27- GROWTH AREA #2 REFINED COAL ADA-ES opportunity through joint venture with an affiliate of NexGen Resources Corporation

Refined Coal:  CyClean
American Jobs Creation Act of 2004 provides 10-year
Refined Coal tax credit of approximately $6/ton
Coal is deemed “refined” if:
20% reduction in NO
x
and 20% reduction in SO
x
or Mercury
and 50% increase in market value
ADA-ES Refined Coal process:
For Cyclone boilers
Adds proprietary chemicals on Western Coal
Burns cleaner and more efficiently
Reduces emissions
Provides fuel flexibility

CyClean Business Model
50/50 Joint Venture with NexGen Resources
Clean Coal Solutions, LLC
NexGen must pay $5mm upon tax credit qualification to maintain its 50% interest in the venture
Expected Clean Coal Solutions revenue from:
CyClean sales
Monetized tax credit - shared with customers
CyClean Target Market:
Total 60mm tons of PRB coal per year burned in cyclones
Near-term market: 20mm tons per year
States with aggressive mercury regulations
Older, stranded cyclones with fewer options

Status:  CyClean Refined Coal
Completed three full-scale tests exceeding tax
credit emission reduction levels that can qualify
for the tax credit
Patents and patent-pending on key technology
Marketing effort underway
Seeking legislative clarification for “50%
increase in market value” requirement

-31- GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

ADA-ES CO
2
Control Business Plan
In pre-market period, use funding from electric power generators and DOE
Awarded a subcontract on $4mm DOE program for sorbent-
based CO
2
control
Received initial utility funding to advance ADA technology
Seeing a rapid growth in funding available to address the CO
2
issue
Develop multiple technologies to address carbon capture, beneficial use, and prevention with a focus on the existing fleet of 1,100 boilers
Focus on technology that will have a component that creates a continuing revenue stream
Potentially largest new market opportunity

Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
*Coal composition varies greatly with grade and source.
CO
2
Capture
Air
78% N
2
21% O
2
100% CO
2
to Storage
Regeneration
Flue Gas
15% CO
2
79% N
2
10% H
2
O
4% O
2
ADA-ES Carbon Capture Technology

-34- FINANCIAL OVERVIEW

Past Actual and Estimated Future
Revenue by Product Line (1)
Based on a Single AC Production Line
(1)  See Assumptions on Slide 36
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other FGC Mercury Refined Coal CO2

Assumptions
Actuals, 2007 Budget, 2008 – 2012 Projections
1. Revenue / EBITDA
A. Mercury
i. Achieve 50% of available ACI equipment market
ii. Greenfield Activated Carbon Plant Project
a) Single production line in place by end of Q1 2010
b) Current spot pricing for AC
B. Refined Coal
i. Sell 10 million tons CyClean per year
ii. $6/ ton tax credit, shared 50% with customer and monetized
C. Declining FGC revenues, Increasing CO
2
consulting
D. EBITDA based on mid-point estimates
2. Greenfield Activated Carbon Plant Economics
A. Current price quotes for lignite, labor, and equipment

Summary
ADA-ES has been instrumental in creating a new mercury
control market
Existing rules: estimated 150 ACI systems, 400 mm lbs/yr AC
Pending Federal Rule: estimated 600-700 ACI systems, 1 B
lbs/yr AC
Already a leading provider of engineering services and
equipment for the mercury control market
Building new AC plants for this market
Operating permits for 6 production lines expected Q1-2 2008
Well positioned to respond to AC demand by Federal rule
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
The next big opportunity in Emission Control
Strong financial position and growing revenue base